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                     SECURITIES AND EXCHANGE COMMISSION
                           450 Fifth Street, NW
                           Washington, DC  20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                               December 22, 1998
                     (date of earliest event reported)

                        PNC MORTGAGE SECURITIES CORP.
                  as Depositor and Master Servicer under a
                      Pooling and Servicing Agreement
                         dated as of December 1, 1998
                       providing for the issuance of

                              $1,227,178,519

                   MORTGAGE PASS-THROUGH CERTIFICATES
                              SERIES 1998-14

           Delaware              333-65911               T/B/D

          (State or other       (Commission          (IRS Employer
          jurisdiction of       File Number)         Identification
          Incorporation)                             Number)

                          75 NORTH FAIRWAY DRIVE
                       VERNON HILLS, ILLINOIS  60061

                 (Address of principal executive offices)

            Registrant's telephone number, including area code:

                              (847) 549-6500


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Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          -------------------------------------------------------------------

            (a)  Not applicable

            (b)  Not applicable

            (c)  Exhibits

Exhibit
Number
-------

23.1      Consent of PriceWaterhouseCoopers LLP

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         PNC MORTGAGE SECURITIES CORP.

Date: December 22, 1998                  By:  /s/ Richard Careaga
                                              ---------------------
                                              Richard Careaga
                                              Second Vice President and
                                              Assistant General Counsel

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Exhibit
Number
-------

23.1     Consent of PriceWaterhouseCoopers LLP